Exhibit 24
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of FirstMerit Corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain shares of its common stock for offering and sale pursuant to the FirstMerit Corporation 2006 Equity Plan, hereby constitutes and appoints Terry E. Patton and/or Terrence E. Bichsel, and each of them, as his or her true and lawful attorney-in-fact and agent for him or her and in his or her name, place and stead, in any and all capacities, to sign such Registration Statement on Form S-8 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 20th day of July, 2006.

Signature

/s/ Paul G. Greig Paul G. Greig
Chief Executive Officer and President

/s/ Terrence E. Bichsel Terrence E. Bichsel
Chief Financial Officer and Executive Vice President

/s/ John R. Cochran John R. Cochran
Chairman and Director

/s/ Karen S. Belden Karen S. Belden
Director

/s/ R. Cary Blair R. Cary Blair
Director

Signature

/s/ John C. Blickle John C. Blickle
Director

/s/ Robert W. Briggs Robert W. Briggs
Director

/s/ Richard Colella Richard Colella
Director

/s/ Gina D. France Gina D. France
Director

/s/ Terry L. Haines Terry L. Haines
Director

/s/ J. Michael Hochschwender J. Michael Hochschwender
Director

/s/ Clifford J. Isroff Clifford J. Isroff
Director

/s/ Philip A. Lloyd, II Philip A. Lloyd, II
Director

/s/ Roger T. Read Roger T. Read
Director

/s/ Richard N. Seaman Richard N. Seaman
Director